UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

6/14/2024
Date of Report (date of earliest event reported)
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APi Group Corporation
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39275 (Commission File Number)	98-1510303 (I.R.S. Employer Identification Number)
1100 Old Highway 8 NW New Brighton, MN 55112
(Address of principal executive offices and zip code)
(651) 636-4320
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	APG	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 14, 2024, APi Group Corporation (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”) in a virtual format. At the Annual Meeting, the shareholders voted on (i) the election of nine director nominees for a one-year term, (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year and (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers.

As of the record date of April 19, 2024, there were 276,636,981 total shares outstanding entitled to 276,636,981 votes (including 272,636,981 shares of common stock entitled to one vote per share and 4,000,000 shares of Series A Preferred Stock entitled to one vote per share). Of the 276,636,981 votes available as of the record date, 247,489,439 votes were cast at the Annual Meeting.

1. The stockholders voted in favor of the election of the following director nominees as directors for a term of office expiring at the 2025 Annual Meeting of Shareholders and, in each case, until his or her successor is duly elected and qualified.

	For	Against	Abstain	Broker Non-Vote
Sir Martin E. Franklin	203,538,285	12,127,935	172,087	31,651,132
James E. Lillie	212,921,242	2,728,525	188,540	31,651,132
Ian G. H. Ashken	170,661,521	45,001,575	175,211	31,651,132
Russell A. Becker	215,283,935	465,804	88,568	31,651,132
Paula D. Loop	175,811,801	39,877,427	149,079	31,651,132
Anthony E. Malkin	211,371,411	4,278,662	188,234	31,651,132
Thomas V. Milroy	209,918,423	5,734,285	185,599	31,651,132
Cyrus D. Walker	169,713,170	45,939,593	185,544	31,651,132
Carrie A. Wheeler	138,076,125	77,575,777	186,405	31,651,132

2. The shareholders approved the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year.

For	Against	Abstain
246,041,810	935,323	512,306

3. The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, representing 98.62% votes cast in favor of the proposal.

For	Against	Abstain	Broker Non-Vote
212,487,859	2,963,752	386,696	31,651,132

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APi Group Corporation

Date: June 20, 2024	By:	/s/ Louis B. Lambert
	Name:	Louis B. Lambert
	Title:	Senior Vice President, General Counsel and Secretary